Exhibit 10.98

English Translation

AMENDED AND RESTATED BUSINESS OPERATION AGREEMENT

Among

Shenzhen 7Road Network Technologies Co., Ltd.

Shenzhen 7Road Technology Co., Ltd.

And

Beijing Gamease Age Digital Technology Co., Ltd.

June 5, 2013

AMENDED AND RESTATED BUSINESS OPERATION AGREEMENT

This Amended and Restated Business Operation Agreement (hereinafter referred to as “this Agreement”) is entered into among the following parties in Shenzhen, the People’s Republic of China (hereinafter referred to as “China” or “PRC”) as of June 5, 2013:

Party A:	Shenzhen 7Road Network Technologies Co., Ltd., with the registered address located at 7F, Matsunichi Hi-Tech Building, 9996 Shennan Boulevard, Nanshan District, Shenzhen; and the legal representative is Wang Tao;

Party B:	Shenzhen 7Road Technology Co., Ltd., with the registered address located at 8-9F, Matsunichi Hi-Tech Building, 9996 Shennan Boulevard, Nanshan District, Shenzhen, China; and the legal representative is Wang Tao;

Party C:	Beijing Gamease Age Digital Technology Co., Ltd., with the registered address located at Floor 2, East Tower, Jingyan Hotel, No. 29 Shijingshan Road, Shijingshan District, Beijing; and the legal representative is Wang Tao;

(In this Agreement, all Parties are called collectively as the “Parties” and respectively as a “Party”.)

WHEREAS,

1.	Party A is a wholly foreign-owned enterprise duly incorporated under the PRC laws, which has technological expertise and practical experience with respect to the development and design of computer software, and rich experience and professional technicians with respect to information technology and services;

2.	Party B is a limited liability company duly incorporated under the PRC laws, engaging in the development and operation of Web games;

3.	Party C is a limited liability company duly incorporated under the PRC laws and the shareholder of Party B, holding 100% equity interest in Party B;

4.	A series of agreements and documents, including Equity Interest Purchase Right Agreement, Equity Interest Pledge Agreement, Technology Development and Utilization Services Agreement, Spouse Consent, Power of Attorney, Business Operation Agreement, Service and Maintenance Agreement and Intellectual Property Transfer Agreement (hereinafter referred to as “VIE Agreements”) were entered among and by Cao Kai, Yang Zhiyi, Long Chunyan, Meng Shuqi, original shareholders of Party B (“Original Shareholders”), Party C, Party A and Party B (if applicable) on June 26, 2012.

5.	The Share Purchase Framework Agreement regarding Equity Interest of 7ROAD COM LIMITED and Shenzhen 7th Road Technology Co., Ltd. (“Framework Agreement”) was entered among and by Party A, B and C, the Original Shareholders and other affiliated parties on May 1, 2013, and the Original Shareholders sold all shares in Party B to Party C. After the closing of the Framework Agreement, the Original Shareholders withdraw from the VIE Agreements without holding any of Party B’s equity interest, and Party C, as the sole shareholder of Party B, continued to perform the VIE Agreements.

6.	Party A has established a business relationship with Party B by entering into an Technology Support and Utilization Service Agreement and Service and Maintenance Agreement (collectively, “Services Agreement”); Party B, pursuant to such agreements, is liable to pay a certain amount of money to Party A. Therefore, both parties are aware that the daily operation of Party B will have a material effect on its capacity to pay such payable account to Party A;

7.	The Parties wish to further clarify matters relating to Party B’s operation via this Agreement. Now, the Parties intend to make amendment and restatement of the Business Operation Agreement dated June 26, 2012 (hereinafter referred to as “Original Business Operation Agreement”) in accordance with this Agreement.

NOW, THEREFORE, through friendly negotiations, the Parties hereby agree as follows:

1.	To assure the performance of the various operation agreements between Party A and Party B, including but not limited to the performance of the Services Agreement and the payment of the payable accounts by Party B to Party A, Party B together with Party C, as Party B’s shareholder, hereby jointly agree that Party B shall not conduct any transaction which may materially affect its assets, obligations, rights or the company’s operation without the prior written consent from Party A, including but not limited to the following contents:

1.1	To enter into, inherit, guarantee or approve any debt, unless (i) incurred during the ordinary course of business other than through a loan debt; and (ii) debt disclosed to Party A and with the written consent of Party A.

1.2	to enter into any material contracts, excluding contracts entered into during the ordinary course of business (for purpose of this clause, a contract value of more than one hundred thousand yuan (RMB100,000.00) shall be deemed a material contract);

1.3	to sell any asserts or to confer on or assign any rights to any third party;

1.4	to provide a loan or security in any manner to any third party;

1.5	to assign to any third party its business agreements.

2.	Party C, as Party B’s shareholder, further covenants to Party A:

2.1.	not to sell, transfer, mortgage or dispose in any other manner of the legitimate or beneficial rights and interests of any equity interest, or to make any shareholders’ resolution to approve such actions or to allow to create other security interests on it without Party A’s written consent, except for Party A and/or its designated person;

2.2.	not to approve any shareholders’ resolution which may result in Party B’s merger or combination with, buying or investment in or being purchased by any other person (other than Party A or its designated person) without Party A’s written consent;

2.3.	not to take any action/inaction that may materially affect the assets, business and liabilities of Party B without Party A’s prior written consent; upon the execution of this Agreement, not to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of Party B’s business or income, or to approve any other security interest set on it without the prior written consent of Party A;

2.4.	in order to keep the ownership of Party B’s equity interest, to execute all necessary or appropriate documents, take all necessary or appropriate actions, make all necessary or appropriate claims for right and defend against all claim reimbursement;

2.5.	not to request Party B to or approve any shareholder’s resolution to distribute dividends or profits to the shareholders without Party A’s written consent;

2.6.	not to supplement, amend or modify the articles of association of Party B, or to increase or decrease the registered capital of Party B, or to change the capital structure of Party B in any way without Party A’s written consent;

2.7.	agree to execute the Power of Attorney attached hereto as requested by Party A upon the execution of this Agreement and within the term of this Agreement; and

2.8.	excise his right as the shareholder of Party B only under the special written authorization of Party A and in accordance with the requirements of Party A.

3.	In order to ensure the performance of the various operation agreements between Party A and Party B, including but not limited to the performance of the Services Agreement and the payment of the various payables by Party B to Party A, Party B together with Party C, as Party B’s shareholder, hereby jointly agree to accept, from time to time, the corporate policy advice and guidance provided by Party A in connection with the employment and dismissal of the company’s employees, daily operation, financial management and so forth.

4.	Party B together with Party C hereby jointly agree that Party C, as Party B’s shareholder, shall appoint the persons recommended by Party A as the directors of Party B, and Party B shall appoint Party A’s senior managers as Party B’s General Manager, principal financial officer, and other senior officers. If any of the above senior officers leaves or is dismissed by Party A, he or she will lose the qualification to take any position in Party B and Party B shall appoint other senior officers of Party A recommended by Party A to assume such positions. In such circumstance, the person recommended by Party A should comply with the stipulation on the statutory qualifications of directors, General Manager, principal financial officer, and other senior officers pursuant to applicable law.

5.	Party B shall seek a guarantee from Party A first if it needs any guarantee for its performance of any contract or loan of working capital during the course of operation. In such case, Party A shall have the right but not the obligation to provide the appropriate guarantee to Party B at its own discretion. If Party A decides not to provide such guarantee, Party A shall issue a written notice to Party B in a timely manner and Party B shall seek a guarantee from a third party with the written consent from Party A.

6.	Party A may at any time require Party B to assign the intellectual property owned by Party B to Party A and /or its designated person, the consideration of transfer should be subject to the negotiation of both Parties.

7.	In the event that any of the agreements between Party A and Party B terminates or expires, Party A shall have the right but not the obligation to terminate all agreements between Party A and Party B including but not limited to the Services Agreement.

8.	In the event that Party B and Party C fail to perform or to properly perform the obligation under this Agreement, such parties shall undertake joint liability for Party A’s loss caused by their default.

9.	Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A; Party A may assign its rights and obligations under this Agreement as it needs and such transfer shall only be subject to a written notice sent to Party B by Party A, when any such transfer occurs, and no further consent from Party B will be required.

10.	Each Party shall bear any and all taxes and costs incurred by or imposed on the Party in the preparation, execution of this Agreement and completion of transactions under this Agreement in accordance with PRC laws.

11.	All Parties acknowledge and confirm that any oral or written materials communicated pursuant to this Agreement are confidential documents. All Parties shall keep secret of all such documents and not disclose any such documents to any third party without the prior written consent from the other parties unless under the following conditions: (a) such documents are known or shall be known by the public (excluding if the receiving party discloses such documents to the public without authorization); (b) any documents required to be disclosed in accordance with applicable laws or rules or regulations of stock exchange; or (c) if any documents required to be disclosed by any party to its legal counsel or financial consultant for the purpose of the transaction described in this Agreement, such legal counsel or financial consultant shall also comply with the confidentiality as stated hereof. Any disclosure by employees or agencies employed by any party shall be deemed the disclosure of such party and such party shall assume the liabilities for its breach of contract pursuant to this Agreement. This Article shall survive whether this Agreement is void, amended, canceled, terminated or unable to be performed.

12.	Notices or other communications required to be given by any party pursuant to this Agreement shall be made in writing and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each party or both parties as set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the seventh (7th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

Party A:	Shenzhen 7Road Network Technologies Co., Ltd.

Address: 7F, Matsunichi Hi-Tech Building, 9996 Shennan Boulevard, Nanshan District, Shenzhen.
Post Code: 518057
Contact: Chen Dewen
Fax: 0755-61669777-6

Party B:	Shenzhen 7Road Technology Co., Ltd.

Address: 8-9F, Matsunichi Hi-Tech Building, 9996 Shennan Boulevard, Nanshan District, Shenzhen.
Post Code: 518057
Contact: Chen Dewen
Fax: 0755-61669777-6

Party C:	Beijing Gamease Age Digital Technology Co., Ltd.

Address: 2F, East Tower, Jingyan Hotel, No. 29 Shijingshan Road, Shijingshan District, Beijing.
Post Code: 100043
Contact: He Jie
Fax: 010-68870371

13.	The conclusion, validity, performance, amendment, interpretation, termination and settlement of dispute of this Agreement shall be governed by the PRC laws.

14.	The parties hereto shall in good faith strive to settle any dispute arising from the interpretation or performance of this Agreement. In the event the Parties cannot reach agreement within sixty (60) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission in accordance with its then effective rules. The arbitration shall take place in Beijing. The arbitration award shall be final conclusive and binding upon both parties. If any dispute is in process of arbitration, other than the matters in dispute, the Parties shall perform the other rights and obligations pursuant to this Agreement.

15.	This Agreement shall be executed by the Parties or a duly authorized representative of each Party as of the date first written above and become effective simultaneously; once taking effect, this Agreement shall supersede the Original Business Operation Agreement executed by the Parties preceding to this Agreement.

16.	The Parties confirm that this Agreement shall constitute the entire agreement of the parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings (including but not limited to the Original Business Operation Agreement).

17.	Any amendment and supplement of this Agreement shall be made in writing. The amendment and supplement duly executed by all parties shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

18.	All provisions of this Agreement are severable. If any provision of this Agreement is judged as void, invalid or unenforceable, the validity, legality and enforceability of the other provisions hereof are not affected or impaired in any way.

19.	This Agreement shall bind on and benefit the Parties, the successor and the transferees allowed by each Party.

20.	The term of this agreement is ten (10) years unless early termination occurs in accordance with relevant provisions herein or in any other relevant agreements reached by all parties. This Agreement may be extended only upon Party A’s written confirmation prior to the expiration of this Agreement and the extended term shall be determined by Party A at its sole discretion. During the aforesaid term, if Party A or Party B is terminated at expiration of the operation term (including any extension of such term) or by any other reason, this Agreement shall be terminated upon such termination of such party, unless such party has already assigned its rights and obligations in accordance with Article 9 hereof.

21.	This Agreement shall be terminated on the expiration date unless it is renewed in accordance with the relevant provision herein. During the valid term of this Agreement, Party B shall not terminate this Agreement. Notwithstanding the above stipulation, Party A shall have the right but not the obligation to terminate this Agreement at any time by giving a thirty (30) days prior written notice to Party B.

22.	The Parties agree and confirm the meaning of “Party A’s (written) notice” pursuant to this Agreement means the consent shall be approved by the board of Party A.

23.	This Agreement is made in three (3) originals with each party holding one (1) and all originals are equally valid.

IN WITNESS THEREOF each party hereto have caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

[No text below]

[No text below, serving as Signature Page for the Amended and Restated Business Operation Agreement]

Party A: Shenzhen 7Road Network Technologies Co., Ltd.

Legal Representative: /s/ Wang Tao

Party B: Shenzhen 7Road Technology Co., Ltd.

Legal Representative: /s/ Wang Tao

Party C: Beijing Gamease Age Digital Technology Co., Ltd.

Legal Representative: /s/ Wang Tao

Appendix: Power of Attorney

Power of Attorney

The company, Beijing Gamease Age Digital Technology Co., Ltd., a limited liability company legally established and validly existing in the People’s Republic of China (hereinafter referred to as the “PRC”), is the shareholder of Shenzhen 7Road Technology Co., Ltd. (hereinafter referred to as “7Road Technology”) holding 100% equity interest in 7Road Technology, hereby irrevocably authorizes the person (“Attorney-in-fact”) designated from time to time by written resolution of the Board of Directors of Shenzhen 7Road Network Technologies Co., Ltd. (hereinafter referred to as “7Road Network”) with the following powers and rights during the term of this Power of Attorney:

The Company hereby appoints the Attorney-in-fact as its exclusive and sole agent to exercise, on behalf of the Company, all shareholder’s rights in accordance with PRC laws and 7Road Technology’s Articles of Association (including the version currently in effect and the versions amended from time to time in future), including but not limited to making shareholders’ resolutions (including matters such as nominating, electing, or appointing the director, general manager, principal financial officer or other senior management personnel, and determining distribution of dividend), to sell or transfer any or all of equity interests held by the Company in 7 Road Technology.

Such authorization and appointment are based upon the precondition that the Attorney-in-fact is still serving in 7Road Network or its affiliates. Once the Attorney-in-fact loses his title or position in 7Road Network or its affiliates or the Board of Directors of 7Road Network terminates such authorization and appointment by written resolution and written notice, the authorization and appointment made by the Company hereby shall be no longer in force immediately and the new Attorney-in-fact nominated by written resolution of the Board of Directors of 7Road Network shall be authorized to exercise the full aforesaid rights on behalf of the Company.

The term of this Power of Attorney is equal to the term of the Amended and Restated Business Operation Agreement jointly executed by 7Road Technology, 7Road Network and the Company on June 5, 2013. If the term of the Amended and Restated Business Operation Agreement terminates prematurely or renews, the term of this Power of Attorney will terminate simultaneously or renew to the same term with the Amended and Restated Business Operation Agreement. Within the term of this Power of Attorney, this Power of Attorney shall not be revised or terminated without the written consent of 7Road Network.

Beijing Gamease Age Digital Technology Co., Ltd.

Authorized representative:

June 5, 2013